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                                    REVISED
                         REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT made as of the 18th day of March, 1997 by and between MIDCOM COMMUNICATIONS INC., a Washington corporation ("MIDCOM") and RICHARD E. JOHN ("Holder").

         WHEREAS, concurrent with the execution of this Agreement, MIDCOM and Holder entered into agreements to consummate a settlement of the existing disputes between Holder and MIDCOM ("Release"); and

         WHEREAS, in connection with entering into the Release, MIDCOM has agreed to issue to Holder up to 9,457 Common Shares (the "Release Shares") and up to 60,000 Common Shares (the "True-Up Shares"); and

         WHEREAS, MIDCOM authorized the issuance to John of 12,236 Issued Holdback Shares on September 20, 1996; that term is as defined in the Release; and

         WHEREAS, MIDCOM is willing to grant certain registration rights to Holder with respect to the Issued Holdback Shares, the Release Shares and the True-Up Shares (together called the "Additional Shares");

         NOW, THEREFORE, in consideration of the Release and other valuable consideration, receipt of which is hereby acknowledged, MIDCOM and Holder agree as follows:

         1. Definitions. The following terms shall have the following respective meanings:

                 1.1 "Commission" or "SEC" means the United States Securities and Exchange Commission.

                 1.2 "Common Shares" means the voting common capital stock, $.0001 par value, of MIDCOM.

                 1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

                 1.4 "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by MIDCOM with the SEC.





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                 1.5      "Holder" shall mean Richard E. John or, in the case
of John's death, his personal representative and successors in interest.

                 1.6 "Opening Date" means the first date on which MIDCOM is eligible to make use of Form S-3 or any successor form to register the Registrable Shares for resale.

                 1.7 "Registrable Shares" means the Additional Shares together with any securities issued or issuable as a dividend, stock split or other distribution directly or indirectly with respect to Additional Shares. Any Registrable Share shall cease to be a Registrable Share when (i) it has been disposed of pursuant to an effective Registration Statement, (ii) such time as all of the Registrable Shares can be sold within three months without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder (or any similar provisions then in force) or
(iii) it is no longer beneficially owned by Holder.

                 1.8 "Registration Statement" means a registration covering Registrable Shares.

                 1.9 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

                 1.10 "Resale Shelf" means the registration statement on SEC Form S-1, SEC file No. 333-16681, filed by MIDCOM with the SEC on November 25, 1996 to register for resale Common Shares held by a number of shareholders of MIDCOM including any amendments thereto filed from time to time hereafter and any registration statement on Form S-3 filed in place of such S-1 registration statement.

                 1.11 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as shall be in effect at the time.

                 1.12 "Shelf Registration Statement" means the Registration Statement filed pursuant to Section 2 below.

         2.      Shelf Registration.

                 2.1 Not later than April 10, 1997, MIDCOM shall file an amendment to the Resale Shelf or shall file a separate registration statement on the least burdensome SEC form then available to MIDCOM to register the Registrable Shares under the Securities Act for resale, and shall use its reasonable best efforts to secure the effectiveness of such Registration Statement as soon as practicable thereafter (the Registration Statement filed pursuant to this Section referred to herein as the "Shelf Registration Statement").

                 2.2 Subject to the conditions and limitations set forth in subsection 2.3 below, MIDCOM will use its reasonable best efforts to keep the Shelf Registration Statement effective until the earlier of (A) December 31, 1997, (B) such date as all of the Registrable Shares have been resold or
(C) such time as all of the Registrable Shares can be sold within three months without





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compliance with the registration requirements of the Securities Act pursuant to
Rule 144 promulgated thereunder.

                 2.3 If Holder shall propose to sell any Registrable Shares pursuant to the Shelf Registration Statement, he shall notify MIDCOM in writing of his intent to do so at least five (5) full business days prior to such sale (a "Sale Notice"). A Sale Notice shall be deemed to constitute a representation that any information previously supplied by Holder is accurate as of the date of such notice. Following receipt of a Sale Notice, and except as set forth in the following sentence, MIDCOM shall use its commercially reasonable efforts to amend the Shelf Registration Statement if necessary and to take all other actions necessary to allow such sale, and shall notify Holder promptly after it has determined that such sale has become permissible. At any time within the five (5) business-day period following receipt by MIDCOM of a Sale Notice, MIDCOM may refuse to permit Holder to resell any Registrable Shares pursuant to the Shelf Registration Statement for an initial period not to exceed sixty (60) days; provided, however, that in order to exercise this right, MIDCOM must give Holder written notice that a delay in such sale is necessary because either (i) in the good faith judgment of MIDCOM, a sale pursuant to the Shelf Registration Statement in its then-current form would not be in the best interests of MIDCOM and its shareholders due to disclosure obligations of MIDCOM or (ii) MIDCOM in good faith is planning an underwritten registered public offering of Common Shares which reasonably is expected to be offered within thirty (30) days of receipt by MIDCOM of the Sale Notice (in either case, a "Permitted Deferral"). Notwithstanding the foregoing, MIDCOM shall not be entitled to exercise its right to suspend sales pursuant to the Shelf Registration Statement more than three (3) times or for more than ninety
(90) consecutive days. Holder hereby covenants and agrees that he will not sell any Registrable Shares pursuant to the Shelf Registration Statement during any Permitted Deferral period. Nothing in this subsection shall require Holder to give a Sale Notice prior to selling Registrable Shares pursuant to Rule 144 promulgated under the Securities Act (or any similar provisions then in force).

         3. Form S-3 Demand Rights At any time after December 31, 1997 and continuing until the earlier of (i) such time as Holder is entitled to dispose of all of the Registrable Shares within three months pursuant to Rule 144 or
(ii) December 31, 1998, Holder may make written demand on one occasion for registration under the Securities Act of Holder's Registrable Shares on Form S-3, provided that the Registrable Shares requested to be registered in such Form S-3 Registration Statement have an aggregate expected selling price of at least $200,000 (a "Demand Notice"). The request pursuant to this Section 3 will specify the number of Registrable Shares requested to be registered and the anticipated per share price range for such offering. MIDCOM shall not be obligated to effect any registration or compliance pursuant to this Section 3 for a period of up to ninety (90) days if MIDCOM shall within twenty (20) days of its receipt of a Demand Notice give Holder written notice that a delay in such sale is necessary because either (i) in the good faith judgment of MIDCOM the filing and/or effectiveness of a registration at that time would not be in the best interests of MIDCOM and its shareholders due to disclosure obligations of MIDCOM or (ii) MIDCOM in good faith is planning an underwritten registered public offering of Common Shares which reasonably is expected to be offered within thirty (30) days of receipt by MIDCOM of the Demand Notice.

         4. Conditions of Obligations to Register Shares. The obligations of MIDCOM hereunder are subject to the following conditions:





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                 4.1      Holder shall cooperate with MIDCOM in connection with
the preparation of any Registration Statement, and for so long as MIDCOM is obligated to file and keep effective the Registration Statement, shall provide to MIDCOM, in writing, for use in the Registration Statement, all such information regarding Holder as MIDCOM from time to time may reasonably request to prepare the Registration Statement and any prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith. Holder covenants that he will promptly notify MIDCOM in writing of any changes in the information set forth in a Registration Statement regarding Holder or his plan of distribution of Registrable Shares covered thereby.

                 4.2 To the extent required by the Securities Act, Holder shall cause to be furnished to each broker through whom the Registrable Shares may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Registrable Shares and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law and he shall not bid for or purchase any securities of MIDCOM or attempt to induce any other person to purchase any securities of MIDCOM other than as permitted under the Exchange Act.

         5. Registration Procedures. If and whenever MIDCOM is required by the provisions of this Agreement to include any of the Registrable Shares in a Registration Statement filed under the Securities Act, MIDCOM shall use its reasonable commercial efforts to effect such registration, and MIDCOM shall, as expeditiously as possible:

                 5.1 Prepare and file with the SEC such amendments and supplements to any such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of 30 days from the date of its effectiveness in the case of a registration pursuant to Section 3 hereof or (unless otherwise required by the Securities Act) until the Registrable Shares covered thereunder have been sold, whichever is earlier.

                 5.2 Furnish to Holder such number of copies of any prospectus contained in such Registration Statement in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Shares, but only while MIDCOM is required under the provisions hereof to cause a Registration Statement to remain effective.

                 5.3 Use its commercially reasonable efforts to register or qualify the Registrable Shares covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the selling Holder or the underwriter for such offering may reasonably request; provided that MIDCOM shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to amend its Articles of Incorporation or to change the composition of its assets at the time to conform with the securities or blue sky laws of such jurisdictions, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by the





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Registration Statement or to subject itself to taxation in any jurisdiction where it has not theretofore done so.

                 5.4 Notify Holder at any time when any prospectus relating to the Registrable Shares is required to be delivered under the Securities Act of the happening of an event as a result of which, or upon the discovery that, the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. Holder agrees, upon receipt of such notice, forthwith to cease making offers and sales of the Registrable Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to MIDCOM, for modification and exchange, the copies of such prospectus not theretofore delivered by Holder, provided, that MIDCOM shall forthwith prepare and furnish, after securing such approvals as may be necessary, to Holder a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                 5.5 Promptly notify Holder of any stop order or similar proceeding initiated by state or federal regulatory bodies and use its best efforts to expeditiously remove such stop order or similar proceeding.

                 5.6 Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement.

         6. Description of Expenses. Except as set forth below, MIDCOM shall pay all costs and expenses incurred in connection with registration of the Registrable Shares pursuant to this Agreement including, without limitation, all registration and filing fees, printing expenses, fees and costs of counsel to MIDCOM, and blue sky fees and expenses. Notwithstanding the foregoing, Holder shall pay all fees and disbursements of Holder's attorneys and accountants, as well as all transfer taxes and brokerage and underwriters' discounts and commissions attributable to the Registrable Shares offered and sold by Holder.

         7.      Indemnification, Underwriting Agreements.

                 7.1 In the event that, pursuant to this Agreement, MIDCOM registers under the Securities Act any Registrable Shares held by Holder:

                          7.1.1    MIDCOM agrees to indemnify, defend and hold
harmless Holder against any and all loss, claim, liability or expense (a "Claim") arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related Registration Statement, any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement, alleged statement or omission was made in reliance upon, and in conformity with, information provided by Holder to MIDCOM expressly for use therein.





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                          7.1.2   Holder hereby agrees to indemnify and hold
harmless MIDCOM, each person who controls MIDCOM within the meaning of the Securities Act and the officers, directors, shareholders, employees and agents of MIDCOM, against any Claim arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any Registration Statement or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon, and in conformity with, information provided by Holder to MIDCOM expressly for use therein.

                 7.2 A party required to indemnify another party pursuant to this Section 7 ("Indemnifying Party") shall not be liable for any settlement of any action or claim relating to such liability or expense effected without its consent, but if any settlement is effected with its consent or if a final judgment for the plaintiff is entered in any such action, such Indemnifying Party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of any such settlement or judgment.

                 7.3 The obligations of the parties hereto to indemnify one another pursuant to this Section 7 are expressly conditioned upon the Indemnifying Party being given written notice of any claim for which indemnification will be sought within twenty (20) days after the indemnified party learns thereof and that the Indemnifying Party is given full control over the defense and settlement of the claim and provided, further, that the Indemnified Party cooperates fully with the Indemnifying Party in the defense of such claim.

         8. Restrictions on Transferability of Registrable Shares; Compliance with Securities Act.

                 8.1 The Registrable Shares are not transferable in the absence of registration under the Securities Act or an exemption therefrom. MIDCOM shall be entitled to give stop transfer instructions to its transfer agent with respect to the Registrable Shares in order to enforce such restrictions.

                 8.2 Each certificate representing the Registrable Shares not previously issued to Holder shall bear substantially the following legends (in addition to any legends required under applicable state securities laws):

                 THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE FEDERAL AND STATE SECURITIES





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                 LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM,
                 SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

                 8.3 Holder hereby covenants with MIDCOM not to make any sale of the Registrable Shares except either (i) a sale of Registrable Shares in accordance with a Registration Statement, in which case Holder covenants to comply with the requirement of delivering a current prospectus, (ii) a sale of Registrable Shares in accordance with Rule 144, in which case Holder covenants to comply with Rule 144, or (iii) subject to such conditions as MIDCOM in its sole discretion shall impose, in accordance with another exemption from the registration requirements of the Securities Act. Holder further acknowledges and agrees that the Registrable Shares are not transferable on the books of MIDCOM unless the certificate submitted to MIDCOM's transfer agent evidencing such Registrable Shares i s accompanied by such additional certification, documentation or information as MIDCOM shall reasonably require in order to effect such sale in accordance with a Registration Statement, Rule 144, or such other exemption from the registration requirements of the Securities Act.

         9.      Miscellaneous Provisions

                 9.1 Notices. All notices, demands and other communications called for or required by this Agreement shall be in writing and shall be addressed to the parties at their respective addresses stated below or to such other address as a party may subsequently designate by written notice to the other parties. Communications hereunder shall be deemed to have been received (i) upon delivery in person, (ii) the third business day after deposit with the United States Postal Service for delivery by certified mail, return receipt requested and postage prepaid, (iii) the first business day after depositing it with a commercial overnight carrier which provides written verification of delivery or (iv) the day of transmission by telefacsimile if sent before 2:00 p.m. recipient's time provided that a copy of such notice is sent on the same day by U.S. certified mail, return receipt requested and postage prepaid, with an indication that the original was sent by facsimile and the date of its, transmittal.

         To:     MIDCOM Communications Inc.
                 Attention: President
                 1111 Third Avenue, Suite 1600
                 Seattle, WA 98101
                 Phone:   (206) 628-8000
         Fax:    (206) 628-8769

                 With copy to:
                 Law Department
                 Attn:  General Counsel





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                 To:      Richard E. John
                          c/o Thomas J. Greenan
                          Gordon, Thomas, Honeywell
                          Malanca, Peterson
                            & Daheim, P.L.L.C.
                          2101 One Union Square
                          600 University Street
                          Seattle, WA 98101
                          Phone:  (206) 447-9505
                 Fax:     (206) 622-9779

                 9.2 Amendment or Waiver. No amendment of this Agreement or waiver of any provision contained herein shall be valid unless in writing and duly executed by MIDCOM and Holder. No evidence of any waiver or amendment shall be offered or received in evidence in any proceedings, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or amendment is in writing and duly executed. Waiver of any term or condition of this Agreement by any party shall not be construed as a waiver of a subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

                 9.3 Assignment. The rights of the Holder hereunder may not be assigned without the prior written consent of MIDCOM.

                 9.4 Governing Law. This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Washington, without regard to its conflict of law provisions which might otherwise require the application of the law of any other jurisdiction. The parties agree that the exclusive jurisdiction and venue of any lawsuit between them arising under this Agreement or out of the transactions contemplated herein shall be the Superior Court of Washington for King County, or the United States District Court for the Western District of Washington at Seattle, and each of the parties hereby irrevocably agrees, acknowledges and submits itself to the exclusive jurisdiction and venue of such courts for the purposes of such lawsuit. The terms of this Agreement are deemed to have been mutually agreed upon by all parties hereto, and interpretation will not be for or against any party if any ambiguity exists.

                 9.5 Entire Agreement. This Agreement together with the Release and all agreements and documents referenced in Section 12.1 of the Release, contain all of the terms and conditions agreed upon by the parties relating to the subject matter thereof and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings, and communications of the parties, whether oral or written, respecting that subject matter including the Registration Rights Agreement between MIDCOM and Holder dated September 12, 1995.





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                 9.6      Execution in Counterparts.  This Agreement may be
executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and either original or facsimile counterparts have been delivered to the other party.

                 9.7 Captions. The captions in this Agreement are inserted solely for the purpose of facilitating easy reference and shall not be construed in any way as part of the text, or as altering the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Amended Registration Rights Agreement to be duly executed on the date first set forth above.

                               MIDCOM COMMUNICATIONS INC.

                               By: /s/ ROBERT J. CHAMBERLAIN
                                  ---------------------------------------------

                                  Its: EXECUTIVE VICE PRESIDENT-CFO
                                       ----------------------------------------

                               RICHARD E. JOHN


                               /s/ RICHARD E. JOHN
                               ------------------------------------------------

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